NEWS RELEASE

ALASKA SILVER ANNOUNCES C$7.6 MILLION PIPE FINANCING TO EXPAND 2026 DRILL
PROGRAM TO 9,000 METRES

NOT FOR DISTRIBUTION TO U.S. NEWSWIRE SERVICES. THIS NEWS RELEASE DOES NOT CONSTITUTE AN
OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

TUCSON, ARIZONA, US - August 11, 2026 - Alaska Silver Corp. (the "Company" or "Alaska Silver") (TSXV: "WAM", Frankfurt: M17, OTCQX: WAMFF) is pleased to announce a private investment in public equity financing (the "Financing") of up to 13,846,910 units ("Units") at an offering price of C$0.55 per Unit for aggregate gross proceeds of up to C$7,615,800 (approximately US$5,462,000).

Each Unit will consist of one common share and one common share purchase warrant (a "Warrant"). Each Warrant will entitle the holder to purchase one additional common share at C$0.75 for three years following closing.

Crescat Capital LLC, a current significant shareholder holding approximately 13.8% of Alaska Silver's outstanding common shares, will participate in the Financing to maintain its ownership interest in the Company.

The Company intends to use the proceeds from the Financing to expand its ongoing 2026 exploration program at the Illinois Creek Project. The Company currently has a 6,000-metre drilling program underway and intends to increase the program to approximately 9,000 metres. The Company expects the expanded program to provide flexibility for additional drilling at priority targets, including Waterpump Creek and Silver Sage. The Company also intends to use the proceeds for ongoing metallurgical and technical work, baseline environmental studies and general corporate purposes.

"We are delighted with the strong support for this financing from Crescat and others that lets us immediately expand our 2026 drill program by 50% and aggressively advance our highest-priority targets across the Illinois Creek district," said Kit Marrs, President and CEO of Alaska Silver. "Drilling is progressing so well at both Waterpump Creek and Silver Sage that the drillers are ahead of plan by nearly 25%, which leaves plenty of time during the current exploration season for an additional 3,000 metres of follow up drilling on what we've seen already."

The Financing is expected to close on or about August 14, 2026, subject to the satisfaction of customary closing conditions and receipt of all necessary regulatory approvals, including that of the TSX Venture Exchange (the "TSXV"). Securities issued pursuant to the Financing will be subject to applicable resale restrictions under Canadian and United States securities laws.

The Units are being offered and sold to accredited investors only pursuant to exemptions from the registration requirements of the U.S. Securities Act, including Rule 506(b) of Regulation D thereunder, and in compliance with applicable Canadian securities laws, including the listed issuer financing exemption under Part 5A of National Instrument 45-106. The securities issued pursuant to the Financing will be "restricted securities" as defined in Rule 144 under the U.S. Securities Act and will be subject to a hold period of six months from the date of issuance for resale purposes under Rule 144 (subject to satisfaction of all other applicable conditions), as well as a four-month-and-one-day hold period under applicable Canadian securities laws.

None of the securities issued pursuant to the Financing have been or will be registered under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws. The securities may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Company has agreed to file a resale registration statement on Form S-1 (or, if eligible, Form S-3) under the U.S. Securities Act covering the resale of all common shares issued in the Financing within 120 days following the closing of the Financing and shall use commercially reasonable efforts to have such registration statement declared effective by the SEC within 150 days following the closing date (or 180 days if the SEC conducts a full review).

About Alaska Silver

Alaska Silver is a junior exploration company focused on the discovery and development of high-grade silver, gold and critical metals assets within one of North America's major high-grade silver and critical minerals districts at their Illinois Creek (IC) Project in western Alaska. Illinois Creek is a contiguous, 100%-owned land package totaling 80,895 acres (126.4 square miles or 32,337 hectares) anchored by two resource-level mineralization zones separated by 8 km of high potential exploration ground. At one end lies the high-grade silver mineralization at the Waterpump Creek zone, which hosts an Inferred Mineral Resource of 75 Moz AgEq at a grade of 279 g/t silver, 11.28 % zinc and 9.87% lead1,2, that remains open to the north and south. At the western end is the historical past-producing Illinois Creek Mine that closed due to low metal prices leaving untouched Indicated Mineral Resources of 260,000 oz gold at 0.92 g/t Au and 8.3 Moz silver at 29.72 g/t Ag, along with Inferred Mineral Resources of 290,000 oz  at 0.84 g/t Au and 10.4 Moz silver at 30.11 g/t Ag2,3. The IC Project is located approximately 38 kilometers from the Yukon River, the region's primary marine transportation corridor. Headquartered in Alaska and Arizona, Alaska Silver is led by a team with a proven track record of large-scale mine discoveries.

1 For Waterpump Creek, the formulas for AgEq are AgEq (g/t)= Ag (g/t) + 28.56 x Pb(%) + 37.12 x Zn(%) and assume metal prices of US$24/oz Ag, US$1.30/lb Zn, and US$ 1.00/lb Pb.

2 Please refer to the NI 43-101 Technical Report titled "Illinois Creek Project, Western Alaska, USA" dated February 25, 2026 (effective date of January 22, 2026).

3 For Illinois Creek, AuEq values are based only on gold and silver values using metal prices of US$3,500/oz Au and US$45/oz Ag.

Qualified Person

Patrick Donnelly, P.Geo, Executive Vice President of Alaska Silver and a Qualified Person under National Instrument 43-101, has reviewed and approved the scientific and technical information in this news release.

On behalf of the Company
"Kit Marrs"

Kit Marrs

President & CEO

kit@alaskasilver.com

Phone: 1-520-200-1667

For further information, please contact:

Patrick Donnelly

Executive Vice President

pat@alaskasilver.com

Or visit our website at: www.alaskasilver.com

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accept responsibility for the adequacy or accuracy of this release.

Forward-Looking Information and Cautionary Statements

This news release contains "forward-looking information" within the meaning of applicable Canadian securities legislation and "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking information and forward-looking statements include, but are not limited to, statements with respect to the activities, events or developments that the Company expects or anticipates will or may occur in the future. Generally, but not always, forward-looking information and forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates", or "believes" or the negative connotation thereof or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will be taken", "occur" or "be achieved" or the negative connotation thereof. Forward-looking information and forward-looking statements in this news release relate to, among other things, the completion of the Financing and the anticipated closing date; the anticipated proceeds to be raised under the Financing; the intended use of proceeds from the Financing; the receipt of all necessary approvals for the completion of the Financing, including the approval of the TSXV; the Company's intention to file a resale registration statement and the anticipated timing thereof; and the Company's intention to increase its 2026 drilling program from 6,000 to 9,000 metres and accelerate exploration efforts at Illinois Creek.

Such forward-looking information and forward-looking statements are based on numerous assumptions, including among others, that the Company will complete the Financing on the terms and timing as anticipated by management; that the Company will be able to raise the anticipated proceeds under the Financing; that the Company will receive all necessary approvals for completion of the Financing, including the approval of the TSXV; that the Company will be able to file and have declared effective the resale registration statement; and that the Company will be able to increase its 2026 drilling program from 6,000 to 9,000 metres and accelerate exploration efforts at Illinois Creek. Although the assumptions made by the Company in providing forward-looking information and forward-looking statements are considered reasonable by management at the time, there can be no assurance that such assumptions will prove to be accurate and actual results and future events could differ materially from those anticipated in such information.

Important factors that could cause actual results to differ materially from the Company's plans or expectations include: risks relating to the failure to complete the Financing in the timeframe and on the terms as anticipated by management; that the closing of the Financing will be delayed; the inability of the Company to raise the anticipated proceeds under the Financing; market conditions; metal prices; risks relating to the Company not receiving all necessary approvals for the completion of the Financing, including the approval of the TSXV; the risk that the Company will not be able to file or have declared effective the resale registration statement on the timing anticipated or at all; the risk that the Company will be unable to increase its 2026 drilling program from 6,000 to 9,000 metres and accelerate exploration efforts at Illinois Creek; and those risks set out in the Company's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on March 31, 2026 and the Company's public disclosure record on SEDAR+ (www.sedarplus.ca) under the Company's issuer profile. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those contained in the forward-looking information or forward-looking statements or implied by forward-looking information or forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking information or forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking information or forward-looking statements. Readers are cautioned that reliance on such information may not be appropriate for other purposes. The Company does not undertake to update any forward-looking information, forward-looking statements, or financial outlook, except in accordance with applicable securities laws. Any forward-looking information or forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement.